EXHIBIT 99.1

Planet 13 Announces Q3 2022 Financial Results

•	Q3 2022 revenue of $25.6 million
•	Q3 2022 net loss of $6.3 million
•	Q3 2022 Adjusted EBITDA[1] of $0.4 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – November 10, 2022 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNHF) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month and nine-month period ended September 30, 2022. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“High inflation and interest rates have impacted all areas of the economy, driving down consumer spending, including here in Las Vegas. We have been able to maintain 9% retail market share, despite this economic downturn and an 18% increase in Nevada dispensaries year over year. We anticipated this downturn and undertook proactive steps last quarter as well as exercised financial discipline to maintain positive operating cash flow and protect our cash position,” said Larry Scheffler, Co-CEO of Planet 13. “From a competitive standpoint, we continue to perform well, maintaining retail market share in our historical 8-10% range in addition to holding or gaining share for each of our brands in Nevada, according to research firm Headset. In California we are seeing growth from our Orange County location as it continues to win more customers and convert locals into regular and loyal shoppers.”

"Through the third quarter, we have focused on effectively balancing capital preservation, profitability, and continuing to execute our future growth initiatives. We’ve signed a conditional location in Illinois, adding a fourth state to our portfolio. In Nevada, we’ve begun harvesting at our premium, indoor cultivation expansion and in Florida continue to progress cultivation forward while exploring ways to reduce CAPEX needs and shorten timelines,” commented Bob Groesbeck, Co-CEO of Planet 13. “While current retail trends are weak, our focus continues to be on building a stronger, more resilient company that is well positioned to take advantage of future legislative changes.”

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1 Adjusted EBITDA is a non-GAAP financial measure. See "Non-GAAP Financial Measures" below for a reconciliation to GAAP.

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Financial Highlights – Q3 – 2022

Operating Results

All comparisons below are to the quarter ended September 30, 2021, unless otherwise noted

•	Revenues were $25.6 million as compared to $33.0 million, a decrease of 22.2%
•	Gross profit was $10.6 million or 41.2% as compared to $17.7 million or 53.8%
•	Net loss before taxes of $4.0 million as compared to a net income of $0.7 million
•	Net loss of $6.3 million as compared to a net loss of $2.7 million
•	Adjusted EBITDA of $0.4 million as compared to Adjusted EBITDA of $2.6 million

Balance Sheet

All comparisons below are to December 31, 2021, unless otherwise noted

•	Cash of $50.9 million as compared to $61.6 million
•	Total assets of $263.4 million as compared to $216.8 million
•	Total liabilities of $35.9 million as compared to $43.1 million

Q3 Highlights and Recent Developments

•	On July 5, 2022, Planet 13 announced it had closed on a Florida property for its cultivation and production campus.
•	On July 12, 2022, Planet 13 announced it had begun drafting an application to add a cannabis consumption lounge to its Las Vegas SuperStore.
•	On August 5, 2022, Planet 13 announced it had agreed to an option to purchase the remaining 51% ownership of Planet 13 Illinois.
•	On September 26, 2022, Planet 13 announced it has commenced its first harvest from Nevada cultivation expansion.
•	On November 2, 2022, Planet 13 announced it has submitted a conditional location for its Illinois dispensary to regulators.

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Results of Operations (Summary)

The following table sets forth a summary of the Company’s unaudited interim results of operations for the three-month and nine-month periods ended September 30, 2022 and 2021.

Results of Operations	For the Three Months Ended
(Figures in millions and % change based on these figures)	September 30, 2022	September 30, 2021	change
Total Revenue	$25.6	$33.0	-22.2%
Gross Profit	$10.6	$17.7	-40.5%
Gross Profit %	41.2%	53.8%	-23.5%
Income (Loss) Before Provision for Income Taxes	$-4.0	$0.6	-714.7%
Net Loss	$-6.3	$-2.7	128.2%
Adjusted EBITDA	$0.4	$2.6	-85.9%
Adjusted EBITDA Margin %	1.4%	7.9%

The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, is available on the SEC's website at www.sec.gov or at https://www.planet13holdings.com/investors/. The Company's Management Discussion and Analysis for the period and the accompanying financial statements and notes are available under the Company's profile on SEDAR and on its website at https://www.planet13holdings.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on Thursday, November 10, 2022 at 5:00 p.m. ET to discuss its second quarter financial results and provide investors with key business highlights. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: November 10, 2022 | Time: 5:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0011 Access Code 838220

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331 Reference Number 46896

(Available for 2 weeks)

Listen to webcast: Link

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Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies.  These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.  The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance.  EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA	For the Three Months Ended
(Figures in millions and % change based on these figures)	September 30, 2022	September 30, 2021	change
Net Income (Loss)	$-6.3	$-2.7	128.2%
Add impact of:
Interest expense	$0.0	$0.0	83.6%
Provision for income taxes	$2.3	$3.4	-34.6%
Depreciation and amortization	$2.0	$1.4	43.7%
Depreciation included in cost of goods sold	$0.5	$0.5	0.0%
EBITDA	-1.5	$2.6	-161.4%
Change in fair value of warrants	$-0.2	$-6.6	-97.0%
Share-based compensation and related premiums	$2.1	$6.6	-67.9%

Adjusted EBITDA	$0.4	$2.6	-85.9%

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For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and dispensary operations in Orange County, California. Planet 13 also holds a medical marijuana treatment center license in Florida and a 49% interest in Planet 13 Illinois which won a lottery for a Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable Canadian and U.S. securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and are forward-looking statements. In this news release, forward looking-statements relate to the Company's execution of future growth initiatives, the exploration of CAPEX reduction and shortened timelines for cultivation in Florida, building a stronger company, and positioning to take advantage of future legislative changes.

These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: final regulatory and other approvals or consents needed to operate our business; risks associated with COVID-19 and other infectious diseases presenting as major health issues; fluctuations in general macroeconomic conditions; inflationary pressures; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; the ability of the Company to integrate the NGW business and realize any benefits from the acquisition; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks and uncertainties discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission  at www.sec.gov and on the Company's issuer profile on SEDAR at www.sedar.com and in the Company’s periodic reports subsequently filed with the U.S. Securities and Exchange Commission and on SEDAR. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash	$50,876,087	$61,588,843
Accounts Receivable	1,227,275	1,216,128
Inventory	13,471,123	14,225,369
Prepaid Expenses and Other Current Assets	3,056,579	3,977,524

Total Current Assets	68,631,064	81,007,864

Property and Equipment	73,489,138	50,778,277
Intangible Assets	81,738,007	63,398,007
Goodwill	17,583,460	-
Right of Use Assets - Operating	20,743,087	20,399,965
Long-term Deposits and Other Assets	1,019,630	1,061,879
Deferred Tax Asset	206,421	162,804

TOTAL ASSETS	$263,410,807	$216,808,796

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable	$3,034,170	$3,266,783
Accrued Expenses	5,990,412	7,032,620
Income Taxes Payable	147,323	1,126,249
Notes Payable - Current Portion	884,000	884,000
Operating Lease Liabilities	448,232	423,573

Total Current Liabilities	10,504,137	12,733,225

Long-Term Liabilities:
Operating Lease Liabilities	25,177,758	23,134,012
Warranty Liability	200,482	7,206,049
Other Long-term Liabilities	28,000	28,000

Total Liabilities	35,910,377	43,101,286

Shareholders' Equity
Common Shares, no par value, unlimited Common Shares authorized, 220,146,277 issued and outstanding at September 30, 2022 and 198,687,950 at December 31, 2021	-	-
Additional Paid-In Capital	310,010,745	245,861,704
Retained Earnings (Deficit)	(82,510,315)	(72,154,194)
Total Shareholders' Equity	227,500,430	173,707,510

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$263,410,807	$216,808,796

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CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND

COMPREHENSIVE INCOME (LOSS)

	Three Months Ended
	September 30,
	2022	2021

Revenues, net of discounts	$25,623,217	$32,952,254
Cost of Goods Sold	(15,064,315)	(15,208,926)
Gross Profit	10,558,902	17,743,328

Expenses:
General and Administrative	11,309,955	19,825,147
Sales and Marketing	938,269	1,959,579
Lease Expense	723,955	673,880
Depreciation	1,978,403	1,376,521

Total Expenses	14,950,582	23,835,127

Loss From Operations	(4,391,680)	(6,091,799)

Other Income (Expense):
Interest income (expense), net	121,285	(6,996)
Foreign exchange gain (loss)	(1,834)	79,688
Transaction costs	-	-
Change in fair value of warrant liability	197,721	6,522,787
Other Income, net	41,487	152,466

Total Other Income	358,659	6,747,945

Income (Loss) Before Provision for Income Taxes	(4,033,021)	656,146

Provision For Income Taxes
Current Tax Expense	(2,238,493)	(3,601,094)
Deferred Tax Recovery	15,989	203,273
	(2,222,504)	(3,397,821)

Loss and Comprehensive Loss for the Period	$(6,255,525)	$(2,741,675)

Loss per Share
Basic and diluted loss per share	$(0.03)	$(0.01)

Weighted Average Number of Common Shares
Basic and diluted	220,146,277	196,292,786

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CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30, 2022	September 30, 2021
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(10,356,121)	$(14,320,822)
Adjustments for items not involving cash:
Shared based compensation expense	6,154,338	12,211,567
Non-cash lease expense	3,364,265	3,332,858
Depreciation	8,156,634	4,725,546
Amortization of lease incentive	(238,469)	-
Change in fair value of warrant liability	(6,992,955)	2,728,386
Loss on translation of warrant liability	(12,612)	48,924
Loss on disposal of fixed assets	4,048	-
Transaction costs	-	256,666
Deferred tax liability	-	(414,013)
Proceeds from lease incentive	1,100,000	-
Unrealized gain on foreign currency exchange	-	(35,558)
	1,179,128	8,533,554

Net Changes in Non-cash Working Capital Items	3,800,775	(6,290,402)
Repayment of lease liabilities	(2,645,471)	(2,469,078)
Total Operating	2,334,432	(225,926)

FINANCING ACTIVITIES

Proceeds from private placements	-	53,852,980
Proceeds from exercise of warrants and options	97,980	14,162,689
Financing issuance expenses	-	(3,494,930)
Total Financing	97,980	64,520,739

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(14,642,193)	(14,560,627)
Purchase of licenses	-	(258,060)
Proceeds on disposal of property & equipment	-	194,214
Cash acquired through NGW acquisition	1,493,922	-
Total Investing	(13,148,271)	(14,624,473)

Effect of foreign exchange on cash	3,103	23,118

NET CHANGE IN CASH DURING THE YEAR	(10,712,756)	49,693,458

CASH
Beginning of Period	61,588,843	79,000,850

End of Period	$50,876,087	$128,694,308

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